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BY ELECTRONIC MAIL

February 10th, 1997

COMMAND AUDIO CORPORATION
805 Veterans's Boulevard
Redwood City, CA 94063

ATTENTION: MR. MANNY KRAKARIS, CHIEF FINANCIAL OFFICER

Gentlemen:

RE: OFFER TO REPURCHASE 100,000 SHARES OF MACROVISION COMMON STOCK --
RESCINDED

By letter of December 6th, 1996 (the "Offer"), Macrovision offered to repurchase from Command Audio Corporation ("Command Audio") 100,000 shares of the common stock of Macrovision held by Command Audio (the "Shares") on terms set out in the Offer.

The parties have now concluded that they no longer wish to enter into such arrangement for the sale and repurchase of the Shares, and now mutually wish to have Macrovision rescind the terms of the Offer. By printing, signing and returning a copy of this letter to the undersigned, Command Audio hereby acknowledges and agrees with the rescission of the Offer by Macrovision and the Offer is hereby considered null and void.

Yours sincerely,

MACROVISION CORPORATION


/s/ Chris Wilcox
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for Victor Viegas,
Vice President, Finance and CFO

AGREED this 10th day of February, 1997.

COMMAND AUDIO CORPORATION

/s/ Manny Krakaris
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per: Manny Krakaris, CFO